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                                 FIRST AMENDMENT
                                       TO
                          AGREEMENT AND PLAN OF MERGER



          FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "First Amendment"), dated as of February 17, 1995, between Quality Food Centers, Inc., a Washington corporation ("QFC"), and Olson's Food Stores, Inc., a Washington corporation (the "Company").

                                    RECITALS

          QFC and the Company have entered into an Agreement and Plan of Merger, dated as of December 23, 1994 (the "Agreement"; capitalized terms used in this First Amendment and not otherwise defined herein shall have the respective meanings assigned to those terms in the Agreement).

          Certain closing conditions set forth in Sections 8.1 and 8.2 of the Agreement have not been and cannot be fulfilled by February 18, 1995.

          QFC and the Company desire to amend the Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

          1. CLOSING DATE. Section 8.4 of the Agreement is hereby amended by deleting the date "February 18, 1995" where it appears in the first and second sentences therein and substituting therefor the date "March 4, 1995."

          2. AMENDMENT. Reference is made to Section 10.3 of the Agreement. This First Amendment is intended to amend the Agreement, and, except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. Any reference to the Agreement contained in any notice, request, certificate or other document shall be deemed to include this First Amendment.

          3. GOVERNING LAW. This First Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Washington, without regard to principles of conflict of laws.

          4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall

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constitute one instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, the parties hereto.

          IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the parties set forth below.

                                        QUALITY FOOD CENTERS, INC.



                                        By:/S/ DAN KOURKOUMELIS
                                           --------------------------------
                                           Name:  DAN KOURKEMELIS
                                                ---------------------------
                                           Title:  PRESIDENT
                                                 --------------------------



                                        By: /S/ MARC EVANGER
                                           --------------------------------
                                           Name:  MARC EVANGER
                                                ---------------------------
                                           Title:  VP/CFO
                                                 --------------------------


                                        OLSON'S FOOD STORES, INC.



                                        By: /S/ MAURICE F. OLSON
                                           --------------------------------
                                           Name:  PRESIDENT
                                                ---------------------------
                                           Title:  MAURICE F. OLSON
                                                 --------------------------

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